QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2009, in the Registration Statement (Form S-1) and related Prospectus of Dollar General Corporation for the registration of shares of its common stock.

/s/ Ernst & Young LLP
Nashville, TN
August 18, 2009

QuickLinks

  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm